BY LAWS
                                       OF

                                RICH EARTH, INC.
                                (A  CORPORATION)


                               TABLE OF CONTENTS


ARTICLE I                                                             4
     OFFICES                                                          4
     Section  1:  PRINCIPAL  OFFICES                                  4
     Section  2:  OTHER  OFFICES                                      4

ARTICLE II                                                            4
     MEETINGS  OF  SHAREHOLDERS                                       4
     Section  1:ANNUAL  MEETING                                       4
     Section  2.  PLACE  OF  MEETINGS                                 5
     Section  3:  SHAREHOLDER  ACTION  WITHOUT  MEETING               5
     Section  4:SPECIAL  MEETINGS                                     5
     Section  5:  NOTICE  OF  MEETINGS                                5
     Section  6:  WAIVER  OF  NOTICE                                  6
     Section  7:  QUORUM                                              6
     Section  8:  PROXIES                                             6
     Section  9:  VOTING                                              6
     Section  10:  LIST  OF  SHAREHOLDERS                             6
     Section  11:  INSPECTORS                                         7
     Section  12:  ELECTION  BY  BALLOT                               7
     Section  13:  ORDER  OF  BUSINESS                                7
ARTICLE III                                                           8
     BOARD  OF  DIRECTORS                                             8
     Section  1:  GENERAL  POWERS                                     8
     Section  2:  ENUMERATION  OF  DIRECTOR'S  POWER                  8
     Section  3:  NUMBER,  TENURE,  QUALIFICATION  AND  ELECTIONS     9
     Section  4:  VACANCIES                                           9
     Section  5:  ANNUAL  MEETING                                     9
     Section  6:  NOTICE  OF  MEETINGS                               10
     Section  7:  PLACE OF  MEETINGS AND MEETINGS  BY  TELEPHONE     10
     Section  8:  SPECIAL  MEETINGS                                  10
     Section  9:  MAJORITY  OF  QUORUM                               10
     Section  10:  TRANSACTIONS  OF  BOARD  OF  DIRECTORS            10
     Section  11:  ADJOURNMENT                                       10
     Section  12:  CONDUCT  OF  MEETINGS                             11
     Section  13:  ACTION  WITHOUT  MEETING                          11
     Section  14:  FEES  AND  COMPENSATION  OF  DIRECTORS            11
     Section  15:  APPROVAL OF BONUSES FOR DIRECTORS AND OFFICERS    11
ARTICLE IV                                                           12
     OFFICERS                                                        12
     Section  1:  OFFICERS                                           12
     Section  2:  ELECTION  OF  OFFICERS                             12
     Section  3:  SUBORDINATE  OFFICERS                              12
     Section  4:  REMOVAL  AND  RESIGNATION  OF  OFFICERS            12
     Section  5:  VACANCIES  IN  OFFICES                             13
     Section  6:  PRESIDENT                                          13
     Section  7:  VICE  PRESIDENT                                    13
     Section  8:  SECRETARY                                          13
     Section  9:  CHIEF  FINANCIAL  OFFICER                          13
ARTICLE V                                                            14
INDEMNIFICATION OF DIRECTORS OFFICERS EMPLOYEES AND OTHER AGENTS     14
     Section  1:  AGENTS,  PROCEEDINGS,  AND  EXPENSES               14
     Section  2:  ACTIONS  OTHER  THAN  BY  THE  CORPORATION         15
     Section  3:  ACTIONS  BY  THE  CORPORATION                      15
     Section  4:  SUCCESSFUL  DEFENSE  BY  AGENT                     16
     Section  5:  REQUIRED  APPROVAL                                 16
     Section  6:  ADVANCE  OF  EXPENSES                              17
     Section  7:  OTHER  CONTRACTUAL  RIGHTS                         17
     Section  8:  INSURANCE                                          17
     Section  9: FIDUCIARIES OF CORPORATE EMPLOYEE  BENEFIT  PLAN    17
ARTICLE VI                                                           18
     STOCK  CERTIFICATES                                             18
     Section  1:  FORM                                               18
     Section  2:TRANSFERS                                            18
     Section  3:  LOST,  DESTROYED,  AND  STOLEN  CERTIFICATES       18
ARTICLE VII                                                          19
     CORPORATE  ACTIONS                                              19
     Section  1:  CONTRACTS                                          19
     Section  2:  LOAN                                               19
     Section  3:  CHECKS,  DRAFTS,  OR  ORDERS                       19
     Section  4:  BANK  DEPOSITS                                     19
ARTICLE III                                                          20
     MISCELLANEOUS                                                   20
     Section  1:  INSPECTION  OF  CORPORATE  RECORDS                 20
     Section  2:  INSPECTION OF ARTICLES OF INCORPORATION
                  AND  BYLAWS                                        20
     Section  3:  FISCAL  YEAR                                       20
     Section  4:CONSTRUCTION  AND  DEFINITION                        21
ARTICLE IX                                                           21
     AMENDMENTS  TO  BYLAWS                                          21
     CERTIFICATE  OF  SECRETARY  OF  ADOPTION  BY  DIRECTORS         21

                                Corporate Bylaws
                                ----------------

                                    ARTICLE I
                                    ---------

                                     OFFICES

     SECTION  1:  PRINCIPAL  OFFICES
     -------------------------------

     The Principal Office for the transaction of the business of the Corporation is fixed and located at the residence of the President. The Board of Directors may, from time to time, change the Principal Office from one location to another as may be necessary.
The Secretary shall note any change of the location of the Principal Office on these Bylaws contiguous this section, or this section may be amended to identify the new location.

     SECTION  2:  OTHER  OFFICES
     ---------------------------

     The Board of Directors may, at any time, establish branch or subordinate offices at any place or places.

                                   ARTICLE II
                                   ----------

                            MEETINGS OF SHAREHOLDERS

     SECTION  1:ANNUAL  MEETING
     --------------------------

     The annual meeting of shareholders shall be held on the last 1st day of January of each year, beginning with the year 2000, at 12:00 , or at such other date and time that shall be scheduled by the Board of Directors to the extent that such scheduling is in compliance with the laws of the State of .
     At this meeting, Directors shall be elected, and any other proper business within the power of the shareholders may be transacted.
     In the event that an annual meeting is not held in any year, the Board of Directors, as then constituted, shall continue to perform their duties until such annual or special meeting is properly called and they, or any of them, are re-elected or replaced.

     SECTION  2.  PLACE  OF  MEETINGS
     --------------------------------

     All annual shareholders meetings shall be held at the Corporation's Principal Office, or at an alternate location selected by the Board of Directors upon notification to the shareholders as required by Section 4 of these Articles.
All other shareholders meetings shall be held either at the Principal Office or any other place within or outside the State of that may be designated either by the Board of Directors in accordance with these Bylaws, or by the written consent of all persons entitled to vote at the meeting, given either before or after the meeting and filed with the Secretary of the Corporation.

     SECTION  3:  SHAREHOLDER  ACTION  WITHOUT  MEETING
     --------------------------------------------------

     Pursuant to law, any action which could be taken at a meeting of the shareholders may be taken without a meeting if a written consent thereto is signed by shareholders holding at least a majority of the voting power of the Corporation, except that if a different proportion of voting power is required for such action at a meeting, then that proportion of written consent shall be required.

     SECTION  4:SPECIAL  MEETINGS
     ----------------------------

     A special shareholders meeting, for any purpose whatsoever, may be called at any time by the President, any Vice-President, the Board of Directors, or one or more shareholders holding not less than one-tenth (1/10) of the voting power of the Corporation.

     SECTION  5:  NOTICE  OF  MEETINGS
     ---------------------------------

     Written notices specifying the place, day, and hour of the meeting and, in the case of a special meeting, the general nature of the business to be transacted, shall be given not less than ten (10) days, nor more than fifty (50) days before the date of the meeting.
Such notice must be given personally or by mail or by other means of written communication, addressed to the shareholder at the address appearing on the books of the Corporation, or given by the shareholder to the Corporation for the purpose of notice.
If no such address appears, or is given by a shareholder of record entitled to vote at the meeting, notice is given at the place where the Principal Executive Office of the Corporation is located, or by publication at least once in a newspaper of general circulation in the county where the Principal Executive Office is located.

     SECTION  6:  WAIVER  OF  NOTICE
     -------------------------------

     A shareholder may waive notice of any annual or special meeting by signing a written notice of waiver either before or after the date of such meeting.

     SECTION  7:  QUORUM
     -------------------

     The presence in person or by proxy of the holders of at least fifty-one percent (51%) of the outstanding shares entitled to vote at any meeting of the shareholders shall constitute a quorum for the transaction of business.
     The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum; any action taken (other than adjournment) shall be approved by at least a majority of the shares required to constitute a quorum.

     SECTION  8:  PROXIES
     --------------------

     Every person entitled to vote at a shareholders' meeting of the Corporation, or entitled to execute written consent authorizing action in lieu of a meeting, may do so either in person, or by proxy, executed in writing by the shareholder or by his or her duly authorized attorney-in-fact. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy.

     SECTION  9:  VOTING
     -------------------

     Except as otherwise provided in the Articles of Incorporation, or by agreement, or by the general Corporation law, shareholders, at the close of business on the record date, are entitled to notice and to vote.

     SECTION  10:  LIST  OF  SHAREHOLDERS
     ------------------------------------

     The Secretary shall prepare, at least ten (10) days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of each shareholder, for any purpose germane to the meeting.
     This list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any shareholder present.

------
SECTION  11:  INSPECTORS
------------------------

     At each meeting of shareholders, the Chairperson of the meeting may appoint one or more Inspectors of Voting whose duty it shall be to receive and count the ballots and make a written report showing the results of the balloting. The Secretary of the Corporation may perform this function.

     SECTION  12:  ELECTION  BY  BALLOT
     ----------------------------------

     Election for Directors need not be by ballot unless a shareholder demands election by ballot at the meeting and before the voting begins. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. No cumulative voting shall be allowed.

     SECTION  13:  ORDER  OF  BUSINESS
     ---------------------------------

     The order of business at the annual meeting of the shareholders, insofar as possible, and at all other meetings of shareholders, shall be as follows:

1.     Call  to  Order
2.     Proof  of  Notice  of  Meeting
3.     Reading  and  Disposing  of  any  unapproved  minutes
4.     Reports  of  Officers
5.     Reports  of  Committees
6.     Election  of  Directors
7.     Disposition  of  Unfinished  Business
8.     Disposition  of  New  Business
9.     Adjournment

                                     ------
                                   ARTICLE III
                                   -----------

                               BOARD OF DIRECTORS

     SECTION  1:  GENERAL  POWERS
     ----------------------------

     Subject to the provisions of the Corporation Act, and any limitations in the Articles of Incorporation, and any limitations in the Articles of Incorporation and these Bylaws relating to actions required to be approved by the shareholders or by the outstanding shares, the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, by or under the direction of the Board of Directors.

     SECTION  2:  ENUMERATION  OF  DIRECTOR'S  POWER
     -----------------------------------------------

     Without prejudice to these general rules, and subject to the same limitation, the Board of Directors shall have the power to:

1. Select and remove all officers, agents and employees of the Corporation; prescribe any powers and duties for them that are consistent with law, with the Articles of Incorporation, and these Bylaws; fix their compensation; and require from them security for faithful service.

2. Change the Principal Executive Office or the Principal Business Office from one location to another; cause the Corporation to be qualified to do business in any other state, territory, dependency, or country, and conduct business within or outside the State of ; and designate any place within or outside the State of for the holding of any shareholders meeting or meetings, including Annual Meetings.

3. Adopt, make, or use a Corporate Seal; prescribe the forms of Certificates of Stock; and alter the form of the Seal and Certificate.

4. Authorize the issuance of shares of stock of the Corporation on any lawful terms, in consideration of moneys paid, labor done, services actually rendered, debts or securities cancelled, or tangible or intangible property actually received.

5. Engage in and/or adopt employment agreements, contracts, or other employment contracts with independent contractors, companies, government agencies, or individuals.

------
SECTION  3:  NUMBER,  TENURE,  QUALIFICATION  AND  ELECTIONS
------------------------------------------------------------

     To the extent allowed by the Articles of Incorporation, the Board of Directors shall be fixed from time to time by resolution of the Board, but shall not be less than three (3), nor shall it exceed five (5). Directors need not be shareholders of the Corporation.
     The number of Directors may be increased beyond five (5) only by approval of the outstanding shares of the Corporation.
The Directors of the Corporation shall be elected at the Annual Meeting of the shareholders and shall serve until the next annual or special meeting is properly called and they, or any of them, are re-elected and until their successors have been elected and qualified.

     SECTION  4:  VACANCIES
     ----------------------

     A vacancy, or vacancies, on the Board of Directors shall be deemed to exist in the event of the death, resignation, or removal of any Director, or if the Board of Directors, by resolution, declares vacant that office of a Director who has been declared of unsound mind by an order of court, or convicted of a felony, or if the authorized number of Directors is increased, the shareholders fail at any meeting of shareholders at which the Director or Directors are elected, to elect the number of Directors to be voted for at that meeting.
     Any Director may resign, effective immediately, upon giving written notice to the Chairperson of the Board, the President, the Secretary, or the Board of Directors, unless a notice specifies a later time for the resignation to become effective.
     If the resignation of a Director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.
     Vacancies on the Board of Directors may be filled by a majority of the remaining Directors, whether or not less than a quorum, or by a sole remaining Director, except that a vacancy created by the removal of a Director by the vote or written consent of the shareholders, or by court order, may be filled only by the vote or written consent of the shareholders or by court order may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the unanimous written consent of the shareholders of the outstanding shares entitles to vote.
     The shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote, except that filling a vacancy created by a removal of a Director shall require the written consent of the holders of all outstanding shares entitled to vote.
     Each Director so elected shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified.

     SECTION  5:  ANNUAL  MEETING
     ----------------------------

     Immediately following each annual meeting of shareholders, the Board of Directors may hold a regular meeting at the place that the annual meeting of shareholders was held or at any other place that shall have been designated by the Board of Directors for the purpose of organization, any desired election of officers, and the transaction of other business. Notice of these regular meetings shall not be required.

     SECTION  6:  NOTICE  OF  MEETINGS
     ---------------------------------

     Notice need not be given of regular meetings of the Board of Directors, nor is it necessary to give notice of adjourned meetings. Notice of special meetings shall be in writing by mail at least four (4) days prior to the date of the meeting or forty-eight (48) hours' notice delivered personally.

     SECTION  7:  PLACE  OF  MEETINGS  AND  MEETINGS  BY  TELEPHONE
     --------------------------------------------------------------

     Regular and special meetings of the Board of Directors may be held at any place within or outside the State of that has been designated, from time to time, by the Board. In the absence of such designation, meetings shall be held at the principal executive office of the Corporation. Any meeting, regular or special, may be held by conference in the meeting can hear one another, and all such Directors shall be present in person at the meeting.

     SECTION  8:  SPECIAL  MEETINGS
     ------------------------------

     The Chairperson of the Board, or the President, any Vice President, or the Secretary may call special meetings of the Board of Directors, for any purpose or purposes, at any time.

     SECTION  9:  MAJORITY  OF  QUORUM
     ---------------------------------

     A majority of the authorized number of Directors constitutes a quorum of the Board for the transaction of business except as hereinafter provided.

     SECTION  10:  TRANSACTIONS  OF  BOARD  OF  DIRECTORS
     ----------------------------------------------------

     Except as otherwise provided in the Articles or these Bylaws, or by law, every act or decision done or made by a majority of the Directors present at a duly held meeting at which a quorum is present, is the act of the Board, provided, however, that any meeting at which a quorum was initially present may continue to transact business notwithstanding the withdrawal of Directors if any action taken is approved by a least a majority of the required quorum for such meeting.

     SECTION  11:  ADJOURNMENT
     -------------------------

     A majority of Directors present at any meeting, whether or not a quorum is present, may adjourn the meeting to another time and place. If the meeting is adjourned for more than twenty-four (24) hours, notice of the adjournment to another time and place must be given prior to the time of the adjourned meeting to the Directors who were present at the time of the adjournment.

     SECTION  12:  CONDUCT  OF  MEETINGS
     -----------------------------------

     The Chairperson of the Board, or if there is no such officer, the President, or in his or her absence, any Director selected by the Director present, shall preside at the meeting of the Board of Directors. The Secretary of the Corporation, or in the Secretary's absence any person appointed by the Presiding Officer, shall act as Secretary of the Board.

     SECTION  13:  ACTION  WITHOUT  MEETING
     --------------------------------------

     Any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board shall individually or collectively consent, in writing, to such action by unanimous vote of the Board of Directors.
     Such written consent (s) shall be filed with the minutes of the proceedings of the Board.

     SECTION  14:  FEES  AND  COMPENSATION  OF  DIRECTORS
     ----------------------------------------------------

     Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the Board of Directors.
     Nothing herein contained shall be construed to preclude any Director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services.

     SECTION  15:  APPROVAL  OF  BONUSES  FOR  DIRECTORS  AND  OFFICERS
     ------------------------------------------------------------------

     No bonuses of share in the earnings or profits of the Corporation shall be paid to any of the Officers, Directors, or employees of the Corporation, except as approved by the Board of Directors.

                                     ------
                                   ARTICLE IV
                                   ----------

                                    OFFICERS

     SECTION  1:  OFFICERS
     ---------------------

     The Officers of the Corporation shall be a President, a Vice-President, a Secretary, and a Chief Financial Officer (Treasurer).
     The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article IV.
The same person, except the offices of President and Secretary, may hold any number of offices.

     SECTION  2:  ELECTION  OF  OFFICERS
     -----------------------------------

     The Officers of the Corporation, except such Officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article IV, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an Officer under any contract of employment.

     SECTION  3:  SUBORDINATE  OFFICERS
     -----------------------------------

     The Board of Directors may appoint, and may empower the President to appoint, such other Officers as the business of the corporation may require. Each of them shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws, or as the Board of Directors may from time to time determine.

     SECTION  4:  REMOVAL  AND  RESIGNATION  OF  OFFICERS
     -----------------------------------------------------

     Subject to the rights, if any, of an Officer under a contract of employment, any officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board of Directors.
     Any Officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect on the date of receipt of that notice, or at any later time specified in that notice, unless otherwise specified in that notice. Any resignation is without prejudice to the rights, if any, of the corporation under any contract for which the officer is a party.

------
SECTION  5:  VACANCIES  IN  OFFICES
--------------------------------------

     A vacancy in any office, because of death, resignation, removal, disqualification, or any other cause, shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.

     SECTION  6:  PRESIDENT
     -------------------------

     Subject to such powers, if any, as may be given by the Bylaws or Board of Directors to other officers of the Corporation, the President shall be the General Manager and Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the Corporation.
     He shall have the general powers and duties of management usually vested in the officer of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

     SECTION  7:  VICE  PRESIDENT
     -----------------------------

     In the absence or disability of the President, the Vice-President designated by the Board of Directors shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all of the restrictions upon, the President.
     The sole duty of the Vice-President of this Corporation shall be to function as a representative of the President in such case as the President may be absent or disabled. The Vice-President may, when not acting in the representative capacity of the President, hold other positions and be assigned other duties within the Corporation.

     SECTION  8:  SECRETARY
     -----------------------

     The Secretary shall keep or cause to be kept, at the principal executive office or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of Directors, committees of Directors and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given, the names of those present at Director meetings or committee meetings, the number of shares present or represented at shareholders meetings, and the proceedings.
     The Secretary shall keep, or cause to be kept, at the Principal Executive Office or at the office of the Corporation, and shall give, or cause to be given, notice of all meetings of the shareholders, of the Board of Directors, and of committees of the Board of Directors required by the Bylaws or by law to be given.
The Secretary shall keep the seal of the Corporation, if one is adopted, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

     SECTION  9:  CHIEF  FINANCIAL  OFFICER
     ---------------------------------------

     The Chief Financial Officer (Treasurer) shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The book of accounts shall at all reasonable times be opened to inspection by any Director.
     The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have other powers and perform other such duties as may be prescribed by the Board of Directors or the Bylaws.

                                   ARTICLE V
                                   ----------

      INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND OTHER AGENTS

     SECTION  1:  AGENTS,  PROCEEDINGS,  AND  EXPENSES
     ----------------------------------------------------

     For the purpose of this Article, "agent" means any person who is, or was, a Director, Officer, employee, or other agent of this Corporation, or is, or was, serving at the request of this Corporation as a Director, Officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a Director, officer, employee, or agent of a foreign or domestic corporation which was a predecessor corporation of this corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes, without imitation, attorney's fees and any expenses of establishing a right to indemnification under Section 4 or Section 5 of this Article.

------
SECTION  2:  ACTIONS  OTHER  THAN  BY  THE  CORPORATION
--------------------------------------------------------

     This Corporation shall defend and indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of this Corporation) by reason of the fact that such person is or a was an agent of this Corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and in a manner that that person reasonably believed to be in the best interests if this corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of that person was unlawful.
     The termination of any proceeding by judgment, order, settlement, conviction, or upon a pleas of nolo contendere, or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interest of this Corporation or that the person had reasonable cause to believe that the person's conduct was lawful.

     SECTION  3:  ACTIONS  BY  THE  CORPORATION
     ---------------------------------------------

     This Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of this Corporation to procure a judgment in its favor by reason of the fact that said person is or was an agent, counsel to the Corporation, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that that person believed to be in the best interests of this Corporation and with such care, including reasonably inquiry, that such action would not be deemed grossly negligent on the part of such agent ( for the purposes of this Article V, the term "agent" shall mean and include all officers, directors, counsel, and employees). Indemnification shall be available under this Section 3, conditioned only upon the following:

(a) In respect of any claim, issue or matter as to which that person may be liable to this Corporation, the duty and obligation of the Corporation to defend and indemnify such agent shall be absolute unless and only to the extent that the court in which that action was brought shall determine, upon application, that in view of all the circumstances of the case, said person acted with reckless disregard equated to gross negligence with regard to the specific claims made against said person;
(b)

The indemnification provisions set-forth herein are to be interpreted as broadly as possible in their application to any Officer, Director, Counsel or Agent of the Corporation, to include accountants and counsel for the Corporation. Such interpretation shall treat these provisions as continuing contractual obligations of the Corporation and subsequent modification shall not limit the effect of these provisions as applied to the covered classes, who were so covered, at any time following adoption hereof.

     SECTION  4:  SUCCESSFUL  DEFENSE  BY  AGENT
     -------------------------------------------

     To the extent that an agent of this Corporation has been successful on the merits, or otherwise in defense of any proceeding referred to in Section 2 or 3 of this Article, or in defense of any claim, issue, or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.
     An agent shall be deemed successful if the Court fails to make a specific finding regarding the degree of fault as set forth in Section 3, hereinabove.

     SECTION  5:  REQUIRED  APPROVAL
     -------------------------------

     Except as provided in Section 4 of this Article, any indemnification under this Article shall be made by this Corporation only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Section 2 or 3 of this Article, by:

(a) A majority vote of a quorum consisting of Directors who are not parties to the proceeding;

(b) Approval by the affirmative vote of a majority of the shares of this Corporation entitled to vote represented at a duly held meeting at which a quorum is present or by written consent of holders of a majority of the outstanding shares entitled to vote; or

(c) The court in which the proceeding is or was pending, on application made by this Corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney or other person is opposed by this Corporation.

------
SECTION  6:  ADVANCE  OF  EXPENSES
----------------------------------

     Expenses incurred in defending any proceeding may be advanced by this Corporation before the final disposition of the proceeding on receipt of an understanding by or on behalf of the agent to repay the amount of the advance unless it shall be determined ultimately that the agent is entitled to be indemnified as authorized in this Article.

     SECTION  7:  OTHER  CONTRACTUAL  RIGHTS
     ---------------------------------------

     Nothing contained in this Article shall affect any right to indemnification to which persons other than Directors and Officers of this Corporation, or any subsidiary hereof, may be entitled to contract or otherwise.

     SECTION  8:  INSURANCE
     ----------------------

     Upon, and in the event of, a determination by the Board of Directors of this Corporation to purchase such insurance, this Corporation shall purchase and maintain insurance on behalf of any agent of the Corporation against any liability asserted against, or incurred by, the agent in such capacity, or arising out of the agent's status as such, whether or not this corporation would have the power to indemnify the agent against that liability under the provisions of this section.

     SECTION  9:  FIDUCIARIES  OF  CORPORATE  EMPLOYEE  BENEFIT  PLAN
     ----------------------------------------------------------------

     This Article does not apply to any proceeding against any trustee, investment manager, or other fiduciary of any employee benefit plan in that person's capacity as such, even though that person may also be an agent of the Corporation as defined in Section 2 of this Article.
     Nothing contained in this Article shall limit any right to indemnification to which such trustee, investment manager, or other fiduciary may be entitled by contract or otherwise, which shall be enforceable to the extent permitted by applicable law other than this Article.

                                     ------
                                   ARTICLE VI
                                   ----------

                               STOCK CERTIFICATES

     SECTION  1:  FORM
     -----------------

     The shares of the Corporation shall be represented by certificates signed by the President or Vice President, and the Chief Financial Officer or the Secretary of the Corporation. Any or all of such signatures may be facsimiles, if countersigned by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. Each such certificate shall also state:

(a) The name of the record holder of the shares represented by such certificate;

(b)     The  number  of  shares  represented  thereby;

(c)     A  designation  of  any class or series of which such shares are a part;

(d)     That  the  shares  have  a  par  value  of  $0.001;

(e)     That  the  corporation  is  organized  under  the laws of the State of .

(f) Any restrictions applicable to the shares shall be so designated on the face thereof.

     SECTION  2:TRANSFERS
     --------------------

     Transfer of shares of the Corporation shall be made in the manner set forth in the Uniform Commercial Code. The Corporation shall maintain stock transfer books, and any transfers shall be registered thereon only on request and surrender of the stock certificate representing the transferred shares, duly endorsed; if transfer is by Power of Attorney, the Power of Attorney shall be deposited with the Secretary of the Corporation or with the designated Transfer Agency.

     SECTION  3:  LOST,  DESTROYED,  AND  STOLEN  CERTIFICATES
     ---------------------------------------------------------
     No certificate or shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed, stolen, or mutilated except on production of such evidence and provision of such indemnity to the Corporation as the Board of Directors may prescribe.

                                     ------
                                   ARTICLE VII
                                   -----------

                                CORPORATE ACTIONS

     SECTION  1:  CONTRACTS
     ----------------------

     The Board of Directors may authorize any officer or officers, or any agent or agents of the Corporation, to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

     SECTION  2:  LOAN
     -----------------

     The Corporation shall make no loan to its officers or Directors, and the Corporation, secured by its shares, shall make no loan.
     No loan shall be made or contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by resolution of the Board of Directors.
Such  authority  may  be  general  or  confined  to  specific  instances.

     SECTION  3:  CHECKS,  DRAFTS,  OR  ORDERS
     -----------------------------------------

     All checks, drafts, or other orders for the payment of money by or to the Corporation, and all notes and other evidence of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner as shall be determined by resolution of the Board of Directors.

     SECTION  4:  BANK  DEPOSITS
     ---------------------------

     All funds of the Corporation and otherwise employed, shall be deposited to the credit of the Corporation in such banks, trust companies, or other depositories as the Board of Directors may select.

                                  ARTICLE VIII
                                  ------------

                                  MISCELLANEOUS

     SECTION  1:  INSPECTION  OF  CORPORATE  RECORDS
     -----------------------------------------------

     Any information storage device, if readily convertible into legible form, may keep the stock ledger and minute books. Any shareholder of record, in person or by an attorney or agent who presents proof of such position with guaranteed signature on such proof, may, upon written demand under oath, stating purpose, inspect for any proper purpose, the stock ledger, list of shareholders and make written extracts of the same.
     Such extracts shall be made in writing by the individual preparing or requesting such inspection, and such inspection shall be during normal business hours and shall not be made without at least five (5) business days written notice thereof. Such notice, to be effective, must be received not at least five (5) business days prior to the proposed inspection date; a signed receipt from the US Postal Service shall be proof of such notice and the date of receipt.

     SECTION  2:  INSPECTION  OF  ARTICLES  OF  INCORPORATION  AND  BYLAWS
     ---------------------------------------------------------------------

     The original or a copy of the Articles of Incorporation and Bylaws of the Corporation, as amended or otherwise altered to date, and certified by the Secretary of the Corporation, shall at all times be kept at the Principal Executive Office of the Corporation. Such Articles and Bylaws shall be open for inspection to all shareholders of record or holders of voting trust certificates at all reasonable times during the business hours of the Corporation.

     SECTION  3:  FISCAL  YEAR
     -------------------------

     The fiscal year of the Corporation shall begin on the first day of January of each year and end at midnight on the last day of December of the same year or as otherwise determined by the Board of Directors.

------
SECTION  4:CONSTRUCTION  AND  DEFINITION
----------------------------------------

     Unless the context requires otherwise, the general provisions, rules of construction, and definitions contained in the applicable Statutes that shall govern the construction of these Bylaws.

     Without limiting the foregoing, the masculine gender, where used, includes the feminine and neuter, the singular number includes the plural, and the plural number includes the singular, "shall" is mandatory and "may" is permissive; and "person" includes the Corporation as well as a natural person.

                                   ARTICLE IX
                                   ----------

                              AMENDMENTS TO BYLAWS

     These Bylaws may be amended at any time by a majority vote of the Board of Directors or by a majority vote of the outstanding shares held by the shareholders of the corporation.

                CERTIFICATE OF SECRETARY OF ADOPTION BY DIRECTORS

     I HEREBY CERTIFY that I am the duly elected, qualified and acting Secretary of the above-named Corporation, and that the above and foregoing Bylaws were adopted as the Bylaws of said Corporation on the date set forth above by a majority of vote of the shareholders of said Corporation.



Date:  07/  11/  1993

               /S/  Charles Spaulding
               ____________________________
               Charles  Spaulding
               Secretary